UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35236	27-3269228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders of Orchid Island Capital, Inc. (the "Company") held on June 9, 2016 (the "Annual Meeting"), the stockholders voted on the following matters: (i) the election of the six nominated directors and (ii) the ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016.  As of March 30, 2016, the record date for the Annual Meeting, there were 21,771,715 shares of common stock outstanding and entitled to vote.
The full results of the matters voted on at the annual meeting of stockholders are set forth below:
Proposal 1—Election of Directors. The following nominees were elected to our Board to serve until the next annual meeting of the Company's stockholders or until his or her successor is elected and qualified: Robert E. Cauley, G. Hunter Haas, IV, W Coleman Bitting, John B. Van Heuvelen, Frank P. Filipps and Ava L. Parker.

Nominee for Director	For	Witthheld	Broker Non-Votes
Robert E. Cauley	5,888,796	272,966	10,742,375
G. Hunter Haas, IV	5,548,122	613,640	10,742,375
W Coleman Bitting	5,838,923	322,839	10,742,375
John B. Van Heuvelen	5,824,477	337,285	10,742,375
Frank P. Filipps	5,822,301	339,461	10,742,375
Ava L. Parker	5,851,484	310,278	10,742,375

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm. This proposal was ratified upon the following vote.

For	Against	Abstain	Broker Non-Votes
16,290,486	287,032	326,619	*

___________
*	No broker non-votes arose in connection with Proposal 2 due to the fact that the matter was considered "routine" under New York Stock Exchange rules.
Item 8.01. Other Events.

On June 9, 2016, Orchid Island Capital, Inc. (the "Company") announced that the Board of Directors of the Company declared a dividend for the month of June 2016 of $0.14 per share to be paid on June 30, 2016 to holders of record on June 28, 2016, with an ex-dividend date of June 24, 2016. In addition, the Company announced certain details of its MBS portfolio as of May 31, 2016 as well as certain other information regarding the Company. A copy of the Company's press release announcing the dividend and the other information regarding the Company is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward looking statements are based upon the Company's present expectations, but the Company cannot assure you that actual results will not vary from the expectations contained in the forward-looking statements. Investors should not place undue reliance upon forward looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2015. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2016	ORCHID ISLAND CAPITAL, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated June 9, 2016